UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 11, 2003

WESTERN GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10389	84-1127613
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 18th Street, Suite 1200, Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 452-5603
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

(c)           A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 12.  Results of Operations and Financial Condition

On November 11, 2003, Western Gas Holdings, Inc. issued a press release announcing its third quarter 2003 financial results.  The press release is furnished as Exhibit 99.1 to this Form 8-K.  The press release issued by Western Gas Resources, Inc. included two numbers, which appeared in the Operating Results for the Production segment in the line item “Effect of equity hedges” under the columns “Quarter Ended September 30, 2002” and “Nine Months Ended September 30, 2003”, which were incorrectly included within parenthesis.  The attached press release had been amended to correct these two numbers by removing the parenthesis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC.
(Registrant)

Date:	November 11, 2003	By:	/s/ William J. Krysiak
Name: William J. Krysiak
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on November 11, 2003, announcing third quarter 2003 results for Western Gas Resources, Inc.